SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                February 6, 2004
          ------------------------------------------------------------
                Date of Report (Date of earliest event reported)



                        Hayes Lemmerz International, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                         000-50303            32-0072578
-------------------------------    -----------------------   -------------------
(State or other jurisdiction of    (Commission File Number)  (I.R.S. Employer
incorporation or organization)                               Identification No.)



               15300 Centennial Drive, Northville, Michigan   48167
              -------------------------------------------------------
               (Address of principal executive offices)    (Zip Code)



                                 (734) 737-5000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



Item 5.  Other Events.

         On February 6, 2004, Hayes Lemmerz International, Inc. (the "Company") issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 7(c).     Exhibits.


Exhibit No.      Exhibit

99.1             Press release of the Company dated February 6, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          HAYES LEMMERZ INTERNATIONAL, INC.



                                          By: /s/  Michael J. Way
                                             -----------------------------
                                              Michael J. Way
                                              Senior Counsel

   Dated: February 6, 2004

                                  EXHIBIT INDEX

Exhibit No.        Description

99.1               Press release of the Company dated February 6, 2004.

                                                                 EXHIBIT 99.1

    Hayes Lemmerz Announces Pricing of Primary Offering of Approximately 6.45
          Million Shares and Secondary Offering of 2.0 Million Shares

Northville, MI (February 6, 2004) - Hayes Lemmerz International, Inc. (NASDAQ:HAYZ) announced today that its primary offering of approximately 6.45 million shares (plus approximately 1.27 million additional shares to cover underwriters' over-allotments, if any) of its common stock and a secondary offering of 2.0 million shares of its common stock has been priced at $16.25 per share. The Company will use the net proceeds that it will receive in the offering to redeem approximately $85 million aggregate princpal amount of its outstanding 10 1/2% Senior Notes due 2010.

The secondary offering is for shares owned by AP Wheels, LLC, an affiliate of Apollo Management V, L.P.

Lehman Brothers and Merrill Lynch & Co. are the managing underwriters and joint bookrunners for the offering and Citigroup Global Markets Inc., Lazard Freres & Co. LLC and UBS Securities LLC will serve as co-managers. The offering is being made by means of a prospectus, copies of which may be obtained from Lehman Brothers Inc. c/o ADP Financial Services, Integrated Distribution Services, 1155 Long Island Avenue, Edgewood, New York, 11717 or by calling (631) 254-7106 or at the Securities and Exchange Commission's website at www.sec.gov.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Hayes Lemmerz International, Inc. is a leading global supplier of automotive and commercial highway wheels, brakes, powertrain, suspension, structural and other lightweight components. The Company has 44 plants and approximately 11,000 employees worldwide.


Contacts:
   Marika P. Diamond
   Hayes Lemmerz International, Inc.
   (734) 737-5162